THE WORLD FUNDS, INC.

CSI Equity Fund (the "Fund")

Supplement dated November 30, 2010 to the
Investor Shares Prospectus dated December 31, 2009
and to the Class A Shares Prospectus and the Fund’s
Statement of Additional Information ("SAI"),
each dated December 31, 2009, as revised April 13, 2010

This supplement is an important notice regarding a change to the Fund and provides new and additional information beyond that contained in the Fund’s Prospectuses and SAI and should be read in conjunction with the Prospectus and SAI.

Effective November 30, 2010, the Fund's investment adviser, CSI Capital Management, Inc. (the "Adviser"), has resigned as adviser to the Fund. At a meeting of the Board of Directors of The World Funds, Inc. held on November 30, 2010, the Board agreed to accept the Adviser's resignation and is currently researching all options available to the Fund.  Until an alternative arrangement to provide the Fund with investment advisory services is approved by the Board within the next 60 days, the adviser will continue to act as the Fund’s investment adviser.

PLEASE RETAIN FOR FUTURE REFERENCE